FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 1998

Available Amount to Note Holders:                                                      6,637,364.26

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                  -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                 -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                             592,323.16
          (b) Servicer Fees from current and prior Collection Period                      78,695.99
          (c) Servicing Charges inadvertantly deposited in Collection Account                   -
(iv)      Current and unpaid Back-up Servicing Fees                                        3,147.84
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                   20,204.12
          Adjustment to prior month premium amount                                              -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee
          Fees                                                                               291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                         -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                               -
          Adjustment to prior month Class A-1 Note Interest                                     -
          Class A-2 Note Interest                                                        441,394.66
          Class A-3 Note Interest                                                        272,663.71
          Class A-4 Note Interest                                                        202,342.75
(ix)      Class B-1 Note Interest                                                         21,600.21
(x)       Letter of Credit Bank Fee and unpaid amounts                                     1,725.51
(xi)      Class B-2 Note Interest                                                         20,235.49
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                               -
          Class A-2 Principal Distribution Amount                                      4,655,879.35
          Class A-3 Principal Distribution Amount                                               -
          Class A-4 Principal Distribution Amount                                               -
(xiii)    Note Insurer Reimbursement Amount                                                      -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal  101,214.77
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal  101,214.77
(xvi)     Letter of Credit Reimbursement Amount                                                 -
(xvii)    Class B-3 Note Interest                                                         21,961.00
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal  101,214.77
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)         -
(xx)      Letter of Credit Additional Reimbursement Amount                                      -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                  -



10/13/98                      Page 1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE-PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 1998

(xxii)    Remaining Amount to Residual Holder                                                   -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                    -
          Class A-2 additional Principal Distribution Amount                               1,177.69
          Class A-3 additional Principal Distribution Amount                                    -
          Class A-4 additional Principal Distribution Amount                                    -
          Class B-1 additional Principal Distribution Amount                                  25.60
          Class B-2 additional Principal Distribution Amount                                  25.60
          Class B-3 additional Principal Distribution Amount                                  25.60


          Reviewed By:



          ---------------------------------------------------------------------
          Craig M. Spencer
          Senior Vice President and
          Chief Accounting Officer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLL FORWARD
COLLECTION PERIOD ENDED JUNE 1, 1998


                    INITIAL          BEGINNING          BASE         ADDITIONAL        TOTAL            ENDING         ENDING
                   PRINCIPAL         PRINCIPAL        PRINCIPAL       PRINCIPAL      PRINCIPAL         PRINCIPAL     CERTIFICATE
  CLASS             BALANCE           BALANCE       DISTRIBUTION    DISTRIBUTION    DISTRIBUTION        BALANCE        FACTOR
                --------------    --------------    ------------     -----------   -------------    --------------   -----------
 CLASS A-1       32,998,000.00               -               -               -               -                 -     0.0000000
 CLASS A-2       85,479,000.00     83,413,163.46    4,655,879.35        1,177.69    4,657,057.04     78,756,106.41   0.9213503
 CLASS A-3       51,527,000.00     51,527,000.00             -               -               -       51,527,000.00   1.0000000
 CLASS A-4       38,238,000.00     38,238,000.00             -               -               -       38,238,000.00   1.0000000
                --------------    --------------    ------------     -----------   -------------    --------------   ---------
 TOTAL CLASS A  208,242,000.00    173,178,163.46    4,655,879.35        1,177.69    4,657,057.04    168,521,106.41   0.8092561
 CLASS B-1        4,527,000.00      3,764,742.69      101,214.77           25.60      101,240.37      3,663,502.32   0.8092561
 CLASS B-2        4,527,000.00      3,764,742.69      101,214.77           25.60      101,240.37      3,663,502.32   0.8092561
 CLASS B-3        4,527,000.00      3,764,742.69      101,214.77           25.60      101,240.37      3,663,502.32   0.8092561
                --------------    --------------    ------------     -----------   -------------    --------------
 TOTAL          221,823,000.00    184,472,391.52    4,959,523.65        1,254.50    4,960,778.15    179,511,613.36

ADCPB AT END OF COLLECTION PERIOD                                                                   183,809,646.31
                                                                                                    --------------
EXCESS OF ENDING ADCPB OVER ENDING NOTE BALANCE                                                       4,298,032.95
FLOOR                                                                                                 4,527,025.86
                                                                                                    --------------
DIFFERENCE                                                                                             (228,992.91)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1998

AVAILABLE FUNDS
    Collection Account balance, as of May 31, 1998                                                     3,429,047.69
    Investment earnings on amounts in Collection Account                                                  12,832.48
    Payments due Collection Account from last 3 business days of Collection Period                       783,232.53
    Additional contribution for terminated trade-ups and rebooked leases                                  21,598.70
    Servicer Advance on current Determination Date                                                     2,390,652.86
                                                                                                       ------------
    Available Funds on Payment Date                                                                    6,637,364.26
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                            -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              6,637,364.26
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                           -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              6,637,364.26
UNREIMBURSED SERVICER ADVANCES
    Unreimbursed Servicer Advances due                                                                   592,323.16
    Unreimbursed Servicer Advances paid                                                                  592,323.16
                                                                                                       ------------
    Unreimbursed Servicer Advances remaining unpaid                                                             -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              6,045,041.10
SERVICER FEES
    Servicer Fees due                                                                                     78,695.99
    Servicer Fees paid                                                                                    78,695.99
                                                                                                       ------------
    Servicer Fees remaining unpaid                                                                              -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              5,966,345.11
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                  -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              5,966,345.11
BACK-UP SERVICER FEES
    Back-up Servicer Fees due                                                                              3,147.84
    Back-up Servicer Fees paid                                                                             3,147.84
                                                                                                       ------------
    Back-up Servicer Fees remaining unpaid                                                                      -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              5,963,197.27
PREMIUM AMOUNT
    Premium Amount due                                                                                    20,204.12
    Premium Amount paid                                                                                   20,204.12
                                                                                                       ------------
    Premium Amount remaining unpaid                                                                             -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              5,942,993.15
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
    Indenture Trustee Fee due                                                                                291.67
    Indenture Trustee Fee paid                                                                               291.67
                                                                                                       ------------
    Indenture Trustee Fee remaining unpaid                                                                      -
                                                                                                       ------------
REMAINING AVAILABLE FUNDS                                                                              5,942,701.48
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
    Total Indenture Trustee Expenses due                                                                        -
    Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                                     75,000.00
                                                                                                       ------------
    Total Indenture Trustee Expenses paid                                                                       -
                                                                                                       ------------
    Indenture Trustee Expenses unpaid                                                                           -

REMAINING AVAILABLE FUNDS                                                                              5,942,701.48

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1998

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
    Class A-1 Note Interest                                                                                     -
    Class A-2 Note Interest                                                                              441,394.66
    Class A-3 Note Interest                                                                              272,663.71
    Class A-4 Note Interest                                                                              202,342.75
                                                                                                     --------------
    Total Class A Interest due                                                                           916,401.11
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,026,300.36
CLASS B-1 NOTE INTEREST
    Class B-1 Note Interest due                                                                           21,600.21
    Class B-1 Note Interest paid                                                                          21,600.21
                                                                                                     --------------
    Class B-1 Note Interest remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,004,700.15
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
    Letter of Credit Bank Fee due                                                                          1,725.51
    Letter of Credit Bank Fee paid                                                                         1,725.51
                                                                                                     --------------
    Letter of Credit Bank Fee remaining unpaid                                                                  -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              5,002,974.64
CLASS B-2 NOTE INTEREST
    Class B-2 Note Interest due                                                                           20,235.49
    Class B-2 Note Interest paid                                                                          20,235.49
                                                                                                     --------------
    Class B-2 Note Interest remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                              4,982,739.15
CLASS A BASE PRINCIPAL DISTRIBUTION
    Class A Base Principal Distribution Amount due                                                     4,655,879.35
    Class A Note Principal Balance as of preceding Payment Date                                      173,178,163.46
                                                                                                     --------------
    Class A Base Principal Distribution Amount paid                                                    4,655,879.35
                                                                                                     --------------
    Class A Base Principal Distribution Amount remaining unpaid                                                 -

    Class A-1 Note Principal Balance as of preceding Payment Date                                               -
    Class A-1 Base Principal Distribution Amount paid                                                           -
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                         -
                                                                                                     --------------

    Remaining Class A Base Principal Distribution Amount                                               4,655,879.35
                                                                                                       ------------

    Class A-2 Note Principal Balance as of preceding Payment Date                                     83,413,163.46
    Class A-2 Base Principal Distribution Amount paid                                                  4,655,879.35
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               78,757,284.11

    Remaining Class A Base Principal Distribution Amount                                                        -
                                                                                                     --------------

    Class A-3 Note Principal Balance as of preceding Payment Date                                     51,527,000.00
    Class A-3 Base Principal Distribution Amount paid                                                           -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A Base Principal Distribution Amount                                                        -
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1998

    Class A-4 Note Principal Balance as of preceding Payment Date                                     38,238,000.00
    Class A-4 Base Principal Distribution Amount paid                                                           -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                                326,859.80

NOTE INSURER REIMBURSEMENT AMOUNT
    Note Insurer Reimbursement Amount due                                                                       -
    Note Insurer Reimbursement Amount paid                                                                      -
                                                                                                     --------------
    Note Insurer Reimbursement Amount remaining unpaid                                                          -
REMAINING AVAILABLE FUNDS                                                                                326,859.80

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
    Class B-1 Note Principal Balance as of preceding Payment Date                                      3,764,742.69
    Class B-1 Base Principal Distribution due                                                            101,214.77
    Class B-1 Base Principal Distribution paid                                                           101,214.77
                                                                                                     --------------
    Class B-1 Base Principal Distribution remaining unpaid                                                      -
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,663,527.92

REMAINING AVAILABLE FUNDS                                                                                225,645.04

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
    Class B-2 Note Principal Balance as of preceding Payment Date                                      3,764,742.69
    Class B-2 Base Principal Distribution due                                                            101,214.77
    Class B-2 Base Principal Distribution paid                                                           101,214.77
                                                                                                     --------------
    Class B-2 Base Principal Distribution remaining unpaid                                                      -
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,663,527.92

REMAINING AVAILABLE FUNDS                                                                                124,430.27

LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Letter of Credit Reimbursement Amount due                                                                   -
    Letter of Credit Reimbursement Amount paid                                                                  -
                                                                                                     --------------
    Letter of Credit Reimbursement Amount remaining unpaid                                                      -
REMAINING AVAILABLE FUNDS                                                                                124,430.27
CLASS B-3 NOTE INTEREST
    Class B-3 Note Interest due                                                                           21,961.00
    Class B-3 Note Interest paid                                                                          21,961.00
                                                                                                     --------------
    Class B-3 Note Interest remaining unpaid                                                                    -
                                                                                                     --------------
REMAINING AVAILABLE FUNDS                                                                                102,469.27

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
    Class B-3 Note Principal Balance as of preceding Payment Date                                      3,764,742.69
    Class B-3 Base Principal Distribution due                                                            101,214.77
    Class B-3 Base Principal Distribution paid                                                           101,214.77
                                                                                                     --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1998

    Class B-3 Base Principal Distribution remaining unpaid                                                      -
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,663,527.92

REMAINING AVAILABLE FUNDS                                                                                  1,254.50
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
    Indenture Trustee Expenses unpaid per above                                                                 -
    Remaining Indenture Trustee Expenses paid                                                                   -
                                                                                                     --------------
    Remaining Indenture Trustee Expenses unpaid                                                                 -
REMAINING AVAILABLE FUNDS                                                                                  1,254.50

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
    Additional Letter of Credit Reimbursement Amount due                                                        -
    Additional Letter of Credit Reimbursement Amount paid                                                       -
                                                                                                     --------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                                           -
REMAINING AVAILABLE FUNDS                                                                                  1,254.50

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
    Other Amounts Due Servicer under Servicing Agreement due                                                    -
    Other Amounts Due Servicer under Servicing Agreement paid                                                   -
                                                                                                     --------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                       -
REMAINING AVAILABLE FUNDS                                                                                  1,254.50

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                                   230,247.41

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                               -

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                                  1,254.50

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                              1,254.50
    Adjusted Principal Distribution Sharing Ratio                                                           93.878%
                                                                                                            -------
    Additional Principal Distribution to Class A                                                           1,177.69

    Class A Note Principal Balance after payment above                                               168,522,284.11
                                                                                                     --------------
    Class A additional Principal Distribution Amount paid                                                  1,177.69
                                                                                                     --------------
    Excess cash after payment of additional Class A Principal Distribution                                      -

    Class A-1 Note Principal Balance after payment above                                                        -
    Class A-1 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-1 Note Principal Balance after distribution on Payment Date                                         -
                                                                                                     --------------

    Remaining Class A additional Principal Distribution Amount                                             1,177.69
                                                                                                     --------------

    Class A-2 Note Principal Balance after payment above                                              78,757,284.11
    Class A-2 additional Principal Distribution Amount paid                                                1,177.69
                                                                                                     --------------
    Class A-2 Note Principal Balance after distribution on Payment Date                               78,756,106.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JUNE 1, 1998

    Remaining Class A additional Principal Distribution Amount                                                  -
                                                                                                     --------------

    Class A-3 Note Principal Balance after payment above                                              51,527,000.00
    Class A-3 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-3 Note Principal Balance after distribution on Payment Date                               51,527,000.00

    Remaining Class A additional Principal Distribution Amount                                                  -
                                                                                                     --------------

    Class A-4 Note Principal Balance after payment above                                              38,238,000.00
    Class A-4 additional Principal Distribution Amount paid                                                     -
                                                                                                     --------------
    Class A-4 Note Principal Balance after distribution on Payment Date                               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                              1,254.50
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                             ------
    Additional Principal Distribution to Class B-1                                                            25.60

    Class B-1 Note Principal Balance after payment above                                               3,663,527.92
    Class B-1 additional Principal Distribution paid                                                          25.60
                                                                                                     --------------
    Class B-1 Note Principal Balance after distribution on Payment Date                                3,663,502.32

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                              1,254.50
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                             ------
    Additional Principal Distribution to Class B-2                                                            25.60

    Class B-2 Note Principal Balance after payment above                                               3,663,527.92
    Class B-2 additional Principal Distribution paid                                                          25.60
                                                                                                     --------------
    Class B-2 Note Principal Balance after distribution on Payment Date                                3,663,502.32

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
    Remaining Available Funds to Note Holders                                                              1,254.50
    Adjusted Principal Distribution Sharing Ratio                                                            2.041%
                                                                                                             ------
    Additional Principal Distribution to Class B-3                                                            25.60

    Class B-3 Note Principal Balance after payment above                                               3,663,527.92
    Class B-3 additional Principal Distribution paid                                                          25.60
                                                                                                     --------------
    Class B-3 Note Principal Balance after distribution on Payment Date                                3,663,502.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1998


CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                      188,870,384.73
     ADCPB, end of Collection Period                                                            183,809,646.31
                                                                                                --------------
     Base Principal Amount                                                                        5,060,738.42

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                              2,077,429.83
     Servicing Advances collected during the current Collection Period                            1,485,106.67
                                                                                                --------------
     Unreimbursed Servicing Advances as of current Determination Date                               592,323.16

CALCULATION OF INTEREST DUE

                      Beginning                       Current                              Total
                      Principal          Interest     Interest          Overdue           Interest
        Class          Balance            Rate          Due            Interest             Due
        -----         ---------          --------     --------         --------           --------
     Class A-1                 -         5.7325%            -                -                 -
     Class A-2       83,413,163.46       6.3500%     441,394.66              -           441,394.66
     Class A-3       51,527,000.00       6.3500%     272,663.71              -           272,663.71
     Class A-4       38,238,000.00       6.3500%     202,342.75              -           202,342.75
     Class B-1        3,764,742.69       6.8850%      21,600.21              -            21,600.21
     Class B-2        3,764,742.69       6.4500%      20,235.49              -            20,235.49
     Class B-3        3,764,742.69       7.0000%      21,961.00              -            21,961.00
                    --------------                   ----------       ---------          ----------
                    184,472,391.52       6.3762%     980,197.82              -           980,197.82

CALCULATION OF PRINCIPAL DUE

                         Base            Base                                Total
                      Principal        Principal           Overdue         Principal
        Class        Amount Pct.        Amount            Principal           Due
        -----        ----------      ------------         ---------        ---------
     Class A            92.0%       4,655,879.35              -          4,655,879.35
     Class B-1           2.0%         101,214.77              -            101,214.77
     Class B-2           2.0%         101,214.77              -            101,214.77
     Class B-3           2.0%         101,214.77              -            101,214.77
                                    ------------          ---------      ------------
                                    4,959,523.65              -          4,959,523.65

CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     188,870,384.73
     Servicer Fee Rate                                                                                  0.500%
     One-twelfth                                                                                          1/12
                                                                                                          ----
     Servicer Fee due current period                                                                 78,695.99
     Prior Servicer Fee arrearage                                                                          -
                                                                                                --------------
     Servicer Fee due                                                                                78,695.99

CALCULATION OF BACK-UP SERVICER FEE
     ADCPB as of the prior Calculation Date                                                     188,870,384.73
     Back-up Servicer Fee Rate                                                                          0.020%
     One-twelfth                                                                                          1/12
                                                                                                          ----

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1998


     Back-up Servicer Fee due Current Period                                                          3,147.84
     less overpayment from prior period                                                                    -
     Prior Back-up Servicer Fee Arrearage                                                                  -
                                                                                                --------------
     Back-up Servicer Fee due                                                                         3,147.84

CALCULATION OF PREMIUM AMOUNT
     Class A Principal Amount as of the immediately preceding Collection Period                 173,178,163.46
     Premium Rate                                                                                       0.140%
     One-twelfth                                                                                          1/12
                                                                                                          ----
     Premium Amount due Current Period                                                               20,204.12
     Prior Premium Amount arrearage                                                                        -
                                                                                                --------------
     Total Premium Amount due                                                                        20,204.12

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                           291.67
     Prior Indenture Trustee Fee arrearage                                                                 -
                                                                                                --------------
     Total Indenture Trustee Fee due                                                                    291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
     Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)              3,764,742.69
     Letter of Credit Bank Fee Rate                                                                      0.55%
     One-twelfth                                                                                          1/12
                                                                                                          ----
     Letter of Credit Bank Fee due Current Period                                                     1,725.51
     Letter of Credit Bank Fee arrearage                                                                   -
                                                                                                --------------
     Total Letter of Credit Bank Fee arrearage due                                                    1,725.51

LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Letter of Credit Reimbursement Amount due current period                                              -
     Prior Letter of Credit Reimbursement Amount arrearage                                                 -
                                                                                                --------------
     Total Letter of Credit Reimbursement Amount due                                                       -

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                        -
     Prior Indenture Trustee Expenses arrearage                                                            -
                                                                                                --------------
     Total Indenture Trustee Expenses due                                                                  -

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
     Additional Letter of Credit Reimbursement Amount due current period                                   -
     Prior Additional Letter of Credit Reimbursement Amount arrearage                                      -
                                                                                                --------------
     Total Additional Letter of Credit Reimbursement Amount due                                            -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                 -
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                -
                                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                                            -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JUNE 1, 1998

FLOOR CALCULATION
     Initial ADCPB                                                                              226,351,292.85
     Floor percent                                                                                       2.00%
                                                                                                         -----
     Floor                                                                                        4,527,025.86

     ADCPB as of end of immediately preceding Collection Period                                 183,809,646.31

     Aggregate Note Balances prior to any payment on current Payment Date                       184,472,391.52
     Payments on payment date prior to application of Floor Amount, if any
     Class A                                                                                      4,655,879.35
     Class B-1                                                                                      101,214.77
     Class B-2                                                                                      101,214.77
     Class B-3                                                                                      101,214.77
                                                                                                --------------
     Total Base Principal Amount distributions on current payment date                            4,959,523.65
                                                                                                --------------
     Aggregate Note Balance after payment of Base Principal Amount                              179,512,867.86
                                                                                                --------------
     Excess of ADCPB over Ending Note Balances                                                    4,296,778.45

     Difference between excess and floor                                                            230,247.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JUNE 1, 1998



RESTRICTING EVENT DETERMINATION:

                                                                    Yes/No
                                                                    ------
A) Event of Servicer Termination Yes/No)                              No
B) Note Insurer has Made a Payment (Yes/No)                           No
C) Gross Charge Off Event has Occurred (Yes/No)                       No
D) Delinquency Trigger Event has Occurred (Yes/No)                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                    Yes/No
                                                                    ------
A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
Notes or the Indenture                                                No

B) Failure to distribute to the Noteholders (x) on any Payment
Date, an amount equal to the principal due on the Outstanding
Notes as of such Payment Date to the extent that sufficient
Available Funds are on deposit in the Collection Account of (y)
on the                                                                No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


Section                  Event                                           Yes/No
-------                  -----                                           ------
6.01(i)        Failure to make payment required                            No
6.01(ii)       Failure to submit Monthly Statement                         No
6.01(iii)      Failure to Observe Covenants in Servicing Agreement         No
6.01(iv)       Servicer consents to appointment of custodian, receiver,
               etc.                                                        No
6.01(v)        Servicer files a voluntary petition for bankruptcy          No
6.01(vi)       Order of judgement in excess of $500,000                    No
6.01(vii)      Petition under bankruptcy laws against Servicer is not
               stayed, withdrawn or dismissed within 60 days               No
6.01(viii)     Assignment by Servicer to a delegate its rights under
               Servicing Agreement                                         No
6.01(ix)       Servicer Trigger Event as contained in the Insurance
               Agreement has occurred.                                     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JUNE 1, 1998



Gross Charge Event Calculation:
                                                                    Result
                                                                    ------
    Gross Charge Off Ratio Current Period                           1.33%
    Gross Charge Off Ratio Prior Period                             0.37%
    Gross Charge Off Ratio Second Prior Period                      1.65%
                                                                    -----
    Average of Gross Charge Off Ratio for Three Periods             1.12%
    Maximum Allowed                                                 2.50%

    Gross Charge Off Ratio:
    -----------------------

                           ADCPB of                                                     Gross Charge Off Ratio
                        All Defaulted         Less                                          Charge Offs/
                          Contracts        Recoveries     Charge Offs         ADCPB            ADCPB
                        -------------      ----------     -----------         -----     ----------------------
    Current Period       558,581.01        355,230.49      203,350.52     183,809,646.31        1.33%
    Prior Period         539,561.02        481,091.25       58,469.77     188,870,384.73        0.37%
    Second Prior Period  791,893.43        525,525.68      266,367.75     194,182,704.11        1.65%


Delinquency Event Calculation:
-----------------------------

                                                                      Results
                                                                      -------
    Delinquency Trigger Ratio Current Period                           3.17%
    Delinquency Trigger Ratio Prior Period                             3.21%
    Delinquency Trigger Ratio Second Prior Period                      3.21%
                                                                       -----
    Average of Delinquency Trigger Ratios                              3.20%
    Maximum Allowed                                                    7.50%

Delinquency Trigger Ratio:
--------------------------

                                    A                 B                   A/B
                                   --                 --                  ---
                                ADCPB of           ADCPB of
                            Contract > 30 Days    All Contracts      Delinquency Trigger
                                Past Due         As of Month-End          Ratio:
                            ------------------   ---------------     -------------------
    Current Period           5,826,430.47        183,694,357.13            3.17%
    Prior Period             6,070,704.82        188,952,691.55            3.21%
    Second Prior Period      6,237,046.04        194,211,690.36            3.21%



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